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                                                                    Exhibit 10.7

RECORDING REQUESTED BY
   Northwestern Mutual Life

When Recorded Mail to:

The Northwestern Mutual Life
Insurance Company
Robin Miller - Room N16WC
720 E. Wisconsin Avenue
Milwaukee, WI 53202

Loan Nos. C-337153/337112

                   SECOND DEED OF TRUST AND SECURITY AGREEMENT
                   -------------------------------------------
                    (SECOND PRIORITY - TOWNE CENTRE PROJECT)

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CALIFORNIA
LOAN NOS. 337153/337112
RECORDING REQUESTED BY

_____________________
WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn: Robin Miller

                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

                   SECOND DEED OF TRUST AND SECURITY AGREEMENT
                   -------------------------------------------
                    (SECOND PRIORITY - TOWNE CENTRE PROJECT)

      THIS SECOND DEED OF TRUST and SECURITY AGREEMENT is made as of the 28th day of December, 2004 between BMR - 9885 TOWNE CENTRE DRIVE LLC, a Delaware limited liability company, whose mailing address is c/o BioMed Realty Trust, Inc., 17140 Bernardo Center Drive, Suite 222, San Diego, CA 92128, herein called "Grantor", and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, whose mailing address is 720 E. Wisconsin Avenue, Milwaukee, WI 53202, herein called "Trustee", and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, whose mailing address is 720 E. Wisconsin Avenue, Milwaukee, WI 53202, herein called "Beneficiary":

      WITNESSETH, that Grantor, in consideration of the indebtedness herein mentioned, does hereby irrevocably bargain, sell, grant, transfer, assign and convey unto Trustee, in trust, with power of sale and right of entry and possession, the following property (herein referred to as the "Towne Centre Project"):

      A. The land in the City of San Diego, County of San Diego, State of California, described in Exhibit "A" attached hereto and incorporated herein (the "Land");

      B. All easements, appurtenances, tenements and hereditaments belonging to or benefiting the Land, including but not limited to all waters, water rights, water courses, all ways, trees, rights, liberties and privileges;

      C. All improvements to the Land, including, but not limited to, all buildings, structures and improvements now existing or hereafter erected on the Land; all fixtures and equipment of

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            every description belonging to Grantor which are or may be placed or used upon the Land or attached to the buildings, structures or improvements, including, but not limited to, all engines, boilers, elevators and machinery, all heating apparatus, electrical equipment, air-conditioning and ventilating equipment, water and gas fixtures, and all furniture and easily removable equipment; all of which, to the extent permitted by applicable law, shall be deemed an accession to the freehold and a part of the realty as between the parties hereto; and

      D. Grantor's interest in all articles of personal property of every kind and nature whatsoever, including, but not limited to all carpeting, draperies, ranges, ovens, microwave ovens, refrigerators, dishwashers, furniture, dehumidification equipment, laboratory equipment, etc., now or hereafter located upon the Land or in or on the buildings and improvements and now owned or leased or hereafter acquired or leased by Grantor.

      Grantor agrees not to sell, transfer, assign or remove any material item described in B, C and D above now or hereafter located on the Land without prior written consent from Beneficiary unless (i) such action does not constitute a sale or removal of any buildings or structures or the sale or transfer of waters or water rights and (ii) such action results in the substitution or replacement with similar items of equal value.

Without limiting the foregoing grants, Grantor hereby pledges to Beneficiary, and grants to Beneficiary a security interest in, all of Grantor's present and hereafter acquired right, title and interest in and to the Towne Centre Project and any and all

      E. cash and other funds now or at any time hereafter deposited by or for Grantor on account of tax, special assessment, replacement or other reserves required to be maintained pursuant to the Loan Documents (as hereinafter defined) with Beneficiary or a third party, or otherwise deposited with, or in the possession of, Beneficiary pursuant to the Loan Documents; and

      F. surveys, soils reports, environmental reports, guaranties, warranties, architect's contracts, construction contracts, drawings and specifications, applications, permits, surety bonds and other contracts relating to the acquisition, design, development, construction and operation of the Towne Centre Project; and

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      G.    accounts, chattel paper, deposit accounts, instruments, equipment, inventory, documents, general intangibles, letter-of-credit rights, investment property and all other personal property of Grantor;

      H. present and future rights to condemnation awards, insurance proceeds or other proceeds at any time payable to or received by Grantor on account of the Towne Centre Project or any of the foregoing personal property; and

      I. tenant security deposits (whether in the form of cash, letter of credit or other instrument) required by the terms of the lease with Illumina, Inc., and by any other lease now or hereafter in effect at the Towne Centre Project.

All personal property hereinabove described is hereinafter referred to as the "Personal Property".

      If any of the Towne Centre Project is of a nature that a security interest therein can be perfected under the Uniform Commercial Code, this instrument shall constitute a security agreement and financing statement if permitted by applicable law and Grantor authorizes Beneficiary to file a financing statement describing such Towne Centre Project and, at Beneficiary's request, agrees to join with Beneficiary in the execution of any financing statements and to execute any other instruments that may be necessary or desirable, in Beneficiary's determination, for the perfection or renewal of such security interest under the Uniform Commercial Code.

      TO HAVE AND TO HOLD the same unto Trustee for the purpose of securing on a pari passu basis:

      (a) Payment to the order of Beneficiary of the indebtedness evidenced by a promissory note of even date herewith (and any restatement, extension or renewal thereof and any amendment thereto) executed by BMR-BAYSHORE BOULEVARD LLC ("Bayshore LLC"), a Delaware limited liability company for the principal sum of SIXTEEN MILLION FOUR HUNDRED THIRTY SEVEN THOUSAND SIX HUNDRED TWENTY SIX DOLLARS, with final maturity no later than January 1, 2010 and with interest as therein expressed (which promissory note, as such instrument may be amended, restated, renewed and extended, is hereinafter referred to as the "Bayshore Note"), it being recognized that the funds may not have been fully advanced as of the date hereof but may be advanced in the future in accordance with the terms of a written contract; and

      (b) Payment to the order of Beneficiary of the indebtedness evidenced by a promissory note of even date herewith (and any restatement, extension or renewal thereof and any amendment thereto) executed by BMR-3450 MONTE VILLA PARKWAY LLC

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("Monte Villa Centre LLC"), a Delaware limited liability company for the principal sum of TEN MILLION SIX THOUSAND SIX HUNDRED TWENTY SIX DOLLARS, with final maturity no later than January 1, 2010 and with interest as therein expressed (which promissory note, as such instrument may be amended, restated, renewed and extended, is hereinafter referred to as the "Monte Villa Note"), it being recognized that the funds may not have been fully advanced as of the date hereof but may be advanced in the future in accordance with the terms of a written contract; and

      (c) Payment of all sums that may become due Beneficiary under the provisions of, and the performance of each agreement of Grantor contained in, the Loan Documents; and

      "Loan Documents" has the meaning ascribed to it in that certain Master Loan Agreement of even date herewith among Grantor (as Borrower), certain Affiliates of Grantor and Beneficiary (as Lender) ("Master Loan Agreement"). Any term capitalized herein and not expressly defined herein shall have the meaning set forth in the Master Loan Agreement.

FIXTURE FILING. This Deed of Trust constitutes a financing statement, filed as a fixture filing in the real estate records of the County of the State in which the real estate described in Exhibit A is located, with respect to any and all fixtures included within the term "Towne Centre Project" and "fixtures" under this Deed of Trust and to any goods or other personal property that are now or hereafter become a part of the Towne Centre Project as fixtures.

      TO PROTECT THE SECURITY OF THIS SECOND DEED OF TRUST, GRANTOR COVENANTS AND AGREES:

OWNERSHIP. Grantor represents that it owns the Towne Centre Project and has good and lawful right to convey the same and that the Towne Centre Project is free and clear from any and all encumbrances whatsoever, except for Permitted Liens, as hereinafter defined. "Permitted Liens" means (i) encumbrances which appear in the title evidence accepted by Beneficiary, (ii) the Permitted First Lien defined in the provision below entitled "Other Liens," (iii) liens and encumbrances on Personal Property incident to the ordinary course of business that do not exceed $25,000 in the aggregate at any time.

Grantor does hereby forever warrant and shall forever defend the title and possession thereof against the lawful claims of any and all persons whomsoever.

MAINTENANCE OF TOWNE CENTRE PROJECT AND COMPLIANCE WITH LAWS. Grantor agrees to keep the buildings and other improvements now or hereafter erected on the Land in good condition and repair, ordinary wear and tear excepted; not to commit or suffer any waste; to comply with all laws, rules and regulations affecting the Towne Centre Project; and to permit Beneficiary to enter at all reasonable times for the purpose of inspection and of conducting, in a reasonable and proper manner, such tests as Beneficiary determines to be

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necessary in order to monitor Grantor's compliance with applicable laws and regulations regarding hazardous materials affecting the Towne Centre Project.

TENANTS USING CHLORINATED SOLVENTS. Grantor agrees not to lease any of the Towne Centre Project, without the prior written consent of Beneficiary, to (i) dry cleaning operations that perform dry cleaning on site with chlorinated solvents or (ii) any other tenants that use chlorinated solvents in the operation of their businesses.

Notwithstanding the above, a tenant's use of a product which contains no more than sixteen (16) ounces of chlorinated solvents, in solution or in pure form, shall not violate this prohibition if, and only if, (i) tenant's use, storage, and the ultimate disposal of, said solvents is at all times in compliance with applicable law, and (ii) said solvents are acquired and kept in prepackaged containers.

Notwithstanding the foregoing, Beneficiary acknowledges that Illumina, Inc. as a tenant at the Towne Centre Project requires the use of and maintains quantities at the Towne Centre Project of certain chlorinated solvents as part of its on-going operations, which currently include reportable quantities of dichloromethane, used primarily in manufacturing, and non-reportable quantities of other chlorinated solvents. The use and storage of such chlorinated solvent by said tenant at the Towne Centre Project shall be limited to research and development use, vivarium use, warehouse use, manufacturing use and laboratory use and shall be permitted if, and only if, (i) said tenant's use, storage, and the ultimate disposal of said chlorinated solvent shall and shall at all times be in compliance with applicable law; (ii) said solvents are acquired and kept in containers specifically designed to safely hold said solvent; and (iii) once a year an environmental engineer selected by Beneficiary shall inspect the Towne Centre Project to verify tenant's compliance with (i) and (ii).

The permitted use of the above solvent by Illumina does not constitute approval of the use by Illumina of any other chlorinated solvent at the Towne Centre Project, nor the use of chlorinated solvents at the Towne Centre Project by any other tenant (except as permitted by the second grammatical paragraph of this provision), nor their use at any other property securing the Loan.

BUSINESS RESTRICTION REPRESENTATION AND WARRANTY. Grantor represents and warrants that Grantor, all persons and entities owning (directly or indirectly) an ownership interest in Grantor, all guarantors of all or any portion of the Indebtedness, and all persons and entities executing any separate indemnity agreement in favor of Beneficiary in connection with the Indebtedness: (i) are not, and shall not become, a person or entity with whom Beneficiary is restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including, but not limited to, those named on OFAC's Specially Designated and Blocked Persons list) or under any statute, executive order (including, but not limited to, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action; (ii) are not knowingly

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engaged in, and shall not engage in, any dealings or transaction or be otherwise associated with such persons or entities described in (i) above; and (iii) are not, and shall not become, a person or entity whose activities are regulated by the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 or the regulations or orders thereunder.

INSURANCE. Grantor covenants to maintain all insurance and apply insurance proceeds as required by Article IX (Insurance; Application of Insurance Loss Proceeds) of the Master Loan Agreement.

CONDEMNATION. Grantor assigns Condemnation Proceeds to Beneficiary and agrees that such proceeds shall be applied as set forth in the Master Loan Agreement.

TAXES AND SPECIAL ASSESSMENTS. Grantor agrees to pay before delinquency all taxes and special assessments of any kind that have been or may be levied or assessed against the Towne Centre Project, this instrument, the Note or the Indebtedness, or upon the interest of Trustee or Beneficiary in the Towne Centre Project, this instrument, the Note or the Indebtedness, and to procure and deliver to Beneficiary within thirty (30) days after Beneficiary shall have given a written request to Grantor, the official receipt of the proper officer showing timely payment of all such taxes and assessments; provided, however, that Grantor shall not be required to pay any such taxes or special assessments if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and funds sufficient to satisfy the contested amount have been deposited in an escrow satisfactory to Beneficiary.

PERSONAL PROPERTY. With respect to the Personal Property, Grantor hereby represents, warrants and covenants as follows:

      (a) Except for the security interest granted hereby and Permitted Liens, Grantor is, and as to portions of the Personal Property to be acquired after the date hereof will be, the sole owner of the Personal Property, free from any lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever. Grantor shall notify Beneficiary of, and shall indemnify and defend Beneficiary and the Personal Property against, all claims and demands of all persons at any time claiming the Personal Property or any part thereof or any interest therein.

      (b) Except as otherwise provided above, Grantor shall not lease, sell, convey or in any manner transfer any material item of the Personal Property without the prior consent of Beneficiary.

      (c) Grantor is a limited liability company organized under the laws of the State of Delaware. Until the Indebtedness is paid in full, Grantor (i) shall not change its legal

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name without providing Beneficiary with thirty (30) days' prior written notice;
and (ii) shall not change its state of organization; and (iii) shall preserve its existence and shall not, in one transaction or a series of transactions, merge into or consolidate with any other entity.

      (d) At the request of Beneficiary, Grantor shall join Beneficiary in executing one or more financing statements and continuations and amendments thereof pursuant to the Uniform Commercial Code in form satisfactory to Beneficiary, and Grantor shall pay the cost of filing the same in all public offices wherever filing is deemed by Beneficiary to be necessary or desirable. Grantor shall also, at Grantor's expense, take any and all other action requested by Beneficiary to perfect Beneficiary's security interest under the Uniform Commercial Code with respect to the Personal Property, including, without limitation, exercising Grantor's best efforts to obtain any consents, agreements or acknowledgments required of third parties to perfect Beneficiary's security interest in Personal Property consisting of deposit accounts, letter-of-credit rights, investment property, and electronic chattel paper.

OTHER LIENS. Grantor agrees to keep the Towne Centre Project and any Personal Property free from all other liens either prior or subsequent to the lien created by this instrument, except for the first priority lien in favor of Beneficiary securing a certain loan in the original principal amount of $22,855,734.00 of even date herewith by Beneficiary to Grantor's Affiliates ("Permitted First Lien") and other Permitted Liens. The (i) creation of any other lien on any portion of the Towne Centre Project or on any Personal Property, whether or not prior to the lien created hereby, (ii) assignment or pledge by Grantor of its revocable license to collect, use and enjoy rents and profits from the Towne Centre Project, or (iii) granting or permitting of a security interest in or other encumbrance on the ownership interests in Grantor, shall constitute a default under the terms of this instrument; except that upon written notice to Beneficiary, Grantor may, after the Loan Closing Date, proceed to contest in good faith and by appropriate proceedings any mechanics liens, tax liens or judgment liens with respect to the Towne Centre Project or any Personal Property described herein, provided funds sufficient to satisfy the contested amount have been deposited in an escrow account satisfactory to Beneficiary.

LEASES. Grantor covenants with Beneficiary (a) to observe and perform in all material respects all the obligations imposed upon the lessor under all leases and not to do or permit to be done anything to impair the same without Beneficiary's prior written consent, (b) not to collect any of the rent or other amounts due under any lease or other issues or profits from the Towne Centre Project in any manner in advance of the time when the same shall become due (save and except only for collecting one month's rent in advance plus the security deposit, if any, at the time of execution of a lease), (c) not to execute any other assignment of rents, issues or profits arising or accruing from any of the leases or from the Towne Centre Project, except the assignment of leases and rents given in connection with the Permitted First Lien (d) not to enter into any lease agreement affecting the Towne Centre Project, except those leases entered into in the

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ordinary course of business and utilizing Grantor's standard form lease previously approved by Beneficiary, with no substantial modifications thereto, without the prior written consent of Beneficiary, (e) to execute and deliver, at the request of Beneficiary, all such further assurances and acknowledgments of the assignment contained herein and the other provisions hereof, with respect to specific leases or otherwise, as Beneficiary shall from time to time require,
(f) to obtain from any tenant at the Towne Centre Project, from time to time as requested by Beneficiary, estoppel certificates, in form and substance satisfactory to Beneficiary, confirming the terms of such tenant's lease and the absence of default thereunder, and (g) not to cancel, surrender or terminate any lease, exercise any option which might lead to such termination or consent to any change, modification, or alteration thereof, to the release of any party liable thereunder or to the assignment of the lessee's interest therein, without the prior written consent of Beneficiary, and any of said acts, if done without the prior written consent of Beneficiary, shall be null and void. Notwithstanding clause (g) of the preceding sentence, with respect to all leases (other than leases as to which Beneficiary, Grantor and tenant have executed a separate non-disturbance and attornment agreement), Grantor may take the actions described in clause (g) without Beneficiary's prior written consent (but with written notice thereof to Beneficiary), if and only if such action is consistent with the usual and customary operation of the Towne Centre Project.

INDEMNIFICATION, DUTY TO DEFEND AND COSTS, FEES AND EXPENSES. In addition to any other indemnities by Grantor contained in the Loan Documents, Grantor shall indemnify, defend and hold Beneficiary harmless from and against any and all losses, liabilities, claims, demands, damages, costs and expenses (including, but not limited to, costs of title evidence and endorsements to Beneficiary's title insurance policy with respect to the Towne Centre Project and reasonable attorney fees and other costs of defense) of this trust which may be imposed upon, incurred by or asserted against Beneficiary, whether or not any legal proceeding is commenced with regard thereto, in connection with: (i) the enforcement of any of Beneficiary's or Trustee's rights or powers under the Loan Documents; (ii) the protection of Beneficiary's interest in the Towne Centre Project; or (iii) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Towne Centre Project or on any sidewalk, curb, parking area, space or street located adjacent thereto, except in the case of matters in (iii) to the extent caused by Beneficiary's gross negligence or willful misconduct. If any claim or demand is made or asserted against Beneficiary by reason of any event as to which Grantor is obligated to indemnify or defend Beneficiary, then, upon demand by Beneficiary, Grantor, at Grantor's sole cost and expense, shall defend such claim, action or proceeding in Beneficiary's name, if necessary, by such attorneys as Beneficiary shall reasonably approve. Notwithstanding the foregoing, Beneficiary may, in Beneficiary's sole discretion, engage its own attorneys to defend it or assist in its defense and Grantor shall pay the reasonable fees and disbursements of such attorneys.

FAILURE OF GRANTOR TO ACT. If Grantor fails to make any payment or do any act as herein provided and such failure constitutes an Event of Default, Beneficiary or Trustee may,

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without obligation to do so, without notice to or demand upon Grantor and without releasing Grantor from any obligation hereof: (i) make or do the same in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Towne Centre Project for such purpose; (ii) appear in and defend any action or proceeding purporting to affect the security hereof, or the rights or powers of Beneficiary or Trustee; (iii) pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of Beneficiary appears to be prior or superior hereto; and (iv) in exercising any such powers, pay necessary expenses, employ counsel and pay its reasonable fees. Sums so expended and all losses, liabilities, claims, damages, costs and expenses required to be reimbursed by Grantor to Beneficiary hereunder shall be payable by Grantor immediately upon demand with interest from date of expenditure or demand, as the case may be, at the Default Rate (as defined in the Note). All sums so expended or demanded by Beneficiary and the interest thereon shall be included in the Indebtedness and secured by the lien of this instrument.

DEFAULT; EVENT OF DEFAULT. The terms "Default" and "Event of Default" shall have the meaning ascribed in the Master Loan Agreement.

SUBSTITUTION OF TRUSTEE. Beneficiary and its successors and assigns may for any reason and at any time appoint a new or substitute Trustee by written appointment delivered to such new or substitute Trustee without notice to Grantor, without notice to, or the resignation or withdrawal by, the existing Trustee and without recordation of such written appointment unless notice or recordation is required by the laws of the jurisdiction in which the Towne Centre Project is located. Upon delivery of such appointment, the new or substitute Trustee shall be vested with the same title and with the same powers and duties granted to the original Trustee.

APPOINTMENT OF RECEIVER. Upon commencement of any proceeding to enforce any right under this instrument, including foreclosure thereof, after the occurrence and during the continuance of an Event of Default, Beneficiary (without limitation or restriction by any present or future law, without regard to the solvency or insolvency at that time of any party liable for the payment of the Indebtedness, without regard to the then value of the Towne Centre Project, whether or not there exists a threat of imminent harm, waste or loss to the Towne Centre Project and whether or not the same shall then be occupied by the owner of the equity of redemption as a homestead) shall have the absolute right to the appointment of a receiver of the Towne Centre Project and of the revenues, rents, profits and other income therefrom, and said receiver shall have (in addition to such other powers as the court making such appointment may confer) full power to collect all such income and, after paying all necessary expenses of such receivership and of operation, maintenance and repair of said Towne Centre Project, to apply the balance to the payment of any of the Indebtedness then due.

FORECLOSURE. Upon the occurrence and during the continuance of an Event of Default, the entire unpaid Indebtedness shall, at the option of Beneficiary, become immediately due and

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payable for all purposes without any notice or demand, except as required by law
(ALL OTHER NOTICE OF THE EXERCISE OF SUCH OPTION, OR OF THE INTENT TO EXERCISE SUCH OPTION, BEING HEREBY EXPRESSLY WAIVED), and Beneficiary may, in addition to exercising any rights it may have with respect to the Personal Property under the Uniform Commercial Code of the jurisdiction in which the Towne Centre
Project is located, institute proceedings in any court of competent jurisdiction to foreclose this instrument as a mortgage, or to enforce any of the covenants hereof, or Trustee or Beneficiary may, to the extent permitted by applicable law, either personally or by agent or attorney in fact, enter upon and take possession of the Towne Centre Project and may manage, rent or lease the Towne Centre Project or any portion thereof upon such terms as Beneficiary may deem expedient, and collect, receive and receipt for all rentals and other income therefrom and apply the sums so received as hereinafter provided in case of sale. Trustee is hereby further authorized and empowered, either after or without such entry, to sell and dispose of the Towne Centre Project en masse or in separate parcels (as Trustee may think best), and all the right, title and interest of Grantor therein, by advertisement or in any manner provided by applicable law, (GRANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO A HEARING PRIOR TO SUCH SALE), and to issue, execute and deliver a deed of conveyance, all as then may be provided by applicable law; and Trustee, to the extent permitted by applicable law, shall, out of the proceeds or avails of such sale, after first paying and retaining all fees, charges, costs of advertising the Towne Centre Project and of making said sale, and attorneys' fees as herein provided, pay to Beneficiary or the legal holder of the Indebtedness the amount thereof, including all sums advanced or expended by Beneficiary or the legal holder of the Indebtedness, with interest from date of advance or expenditure at the Default Rate, rendering the excess, if any, as provided by the Master Loan Agreement; such sale or sales and said deed or deeds so made shall be a perpetual bar, both in law and equity, against Grantor, the heirs, successors and assigns of Grantor, and all other persons claiming the Towne Centre Project aforesaid, or any part thereof, by, from, through or under Grantor. The legal holder of the Indebtedness may purchase the Towne Centre Project or any part thereof, and it shall not be obligatory upon any purchaser at any such sale to see to the application of the purchase money.

PROHIBITION ON TRANSFER. The present ownership and management of the Towne Centre Project is a material consideration to Beneficiary in making the loan secured by this instrument, and except as expressly permitted in the Master Loan Agreement, Grantor shall not (i) convey title to all or any part of the Towne Centre Project, (ii) enter into any contract to convey (land contract/installment sales contract/contract for deed) title to all or any part of the Towne Centre Project which gives a purchaser possession of, or income from, the Towne Centre Project prior to a transfer of title to all or any part of the Towne Centre Project or (iii) cause or permit a Change in the Proportionate Ownership of Grantor (as defined in the Master Loan Agreement).

DEPOSITS BY GRANTOR. To assure the timely payment of real estate taxes and special assessments (including personal property taxes, if appropriate), upon the occurrence and during the continuance of an Event of Default, Beneficiary shall thenceforth have the

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option to require Grantor to deposit funds with Beneficiary or in an account satisfactory to Beneficiary, in monthly or other periodic installments in amounts estimated by Beneficiary from time to time sufficient to pay real estate taxes and special assessments as they become due. If at any time the funds so held by Beneficiary, or in such other account, shall be insufficient to pay any of said expenses, Grantor shall, upon receipt of notice thereof, immediately deposit such additional funds as may be necessary to remove the deficiency. All funds so deposited shall be irrevocably appropriated to Beneficiary to be applied to the payment of such real estate taxes and special assessments and, at the option of Beneficiary during an Event of Default, the Indebtedness.

SURETYSHIP WAIVERS. The obligations contained herein are intended to be direct obligations between Grantor and Beneficiary. However, if said obligations, or any of them, should be determined to not be direct obligations but rather suretyship obligations, Grantor agrees as follows:

      (1) Without limiting or lessening the liability of Grantor under this instrument, Beneficiary may, without notice to Grantor,

      (a) grant extensions of time or any other indulgences on the Indebtedness;

      (b) take, give up, modify, vary, exchange, renew or abstain from perfecting or taking advantage of any security for the Indebtedness; and

      (c) accept or make compositions or other arrangements with Bayshore LLC and Monte Villa LLC, realize on any security and otherwise deal with Bayshore LLC and Monte Villa LLC, other parties and any security as Beneficiary may deem expedient.

      (2) All additional demands, presentments, notices of protest and dishonor, and notices of every kind and nature, including those of any action or no action on the part of Bayshore LLC and Monte Villa LLC, Beneficiary or Grantor, are expressly waived by Grantor. Grantor hereby waives the right to require Beneficiary to proceed against Bayshore LLC and Monte Villa LLC or any other party or to proceed against or apply any security it may hold, waives the right to require Beneficiary to pursue any other remedy for the benefit of Grantor and agrees that Beneficiary may proceed against Grantor without taking any action against any other party and without proceeding against or applying any security it may hold. Beneficiary may, at its election, foreclose upon any security held by it in one or more judicial or non-judicial sales, whether or not every aspect of such sale is commercially reasonable, without affecting or impairing the liability of Grantor, except to the extent the Indebtedness shall have been paid. Grantor waives all rights and defenses arising out of an election of remedies by Beneficiary, even though that election of remedies, such as a nonjudicial foreclosure of the Lien Instrument, has destroyed the Grantor's right of subrogation and reimbursement against Bayshore LLC and Monte Villa LLC by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Grantor waives all rights and defenses that Grantor may have because Bayshore LLC and Monte Villa LLC's debt is secured by real property.

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

This means, among other things, that (i) Beneficiary may foreclose on the real or personal collateral pledged by Grantor without first foreclosing on any real or personal collateral pledged by Bayshore LLC and Monte Villa LLC, and (ii) if Beneficiary forecloses on any real property collateral pledged by Bayshore LLC and Monte Villa LLC: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Beneficiary may collect from Grantor even if Beneficiary, by foreclosing on the real property collateral, has destroyed any right Grantor may have to collect from Bayshore LLC and Monte Villa LLC. This is an unconditional and irrevocable waiver of any rights and defenses Grantor may have because Bayshore LLC's and Monte Villa LLC's debt is secured by real property. These rights and defenses waived by Grantor include, but are not limited to, any rights or defenses based upon Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Without limiting the foregoing, Grantor hereby waives any and all benefits that might otherwise be available to Grantor under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2849, 2850, 2899 and 3433.

SUBORDINATION. Notwithstanding anything to the contrary contained in this Second Deed of Trust, the terms and provisions of this Second Deed of Trust and the lien created hereby shall be subject and subordinate to the terms and provisions of the First Lien Instrument, the lien created thereby and all modifications and supplements thereto. The First Lien Instrument and the indebtedness secured thereby, and any increases therein or renewals or extensions thereof, shall unconditionally be and remain at all times a lien or charge on the Land prior and superior to the lien or charge of this Second Deed of Trust.

NOTICES. Any notices, demands, requests and consents permitted or required hereunder or under any other Loan Document shall be in writing, may be delivered personally or sent by certified mail with postage prepaid or by reputable courier service with charges prepaid. Any notice or demand sent to Grantor by certified mail or reputable courier service shall be addressed to Grantor to the attention of Gary A. Kreitzer at c/o BioMed Realty Trust, Inc., 17140 Bernardo Center Drive, Suite 222, San Diego, CA 92128 or such other address in the United States of America as Grantor shall designate in a notice to Beneficiary given in the manner described herein. Any notice sent to Beneficiary by certified mail or reputable courier service shall be addressed to The Northwestern Mutual Life Insurance Company to the attention of the Real Estate Investment Department at 720 East Wisconsin Avenue, Milwaukee, WI 53202, or at such other addresses as Beneficiary shall designate in a notice given in the manner described herein. Any notice given to Beneficiary shall refer to the Loan No. set forth above. Any notice or demand hereunder shall be deemed given when received. Any notice or demand which is rejected, the acceptance of delivery of which is refused or which is incapable of being delivered during normal business hours at the address specified herein or such other address designated pursuant hereto shall be deemed received as of the date of attempted delivery.

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

MODIFICATION OF TERMS. Without affecting the liability of Grantor or any other person (except any person expressly released in writing) for payment of the Indebtedness or for performance of any obligation contained herein and without affecting the rights of Beneficiary with respect to any security not expressly released in writing, Beneficiary may, at any time and from time to time, either before or after the maturity of the Note, without notice or consent: (i) release any person liable for payment of all or any part of the Indebtedness or for performance of any obligation; (ii) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness, or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof; (iii) exercise or refrain from exercising or waive any right Beneficiary may have; (iv) accept additional security of any kind; or (v) release or otherwise deal with any property, real or personal, securing the Indebtedness, including all or any part of the Towne Centre Project.

EXERCISE OF OPTIONS. Whenever, by the terms of this instrument, of the Note or any of the other Loan Documents, Beneficiary is given any option, such option may be exercised when the right accrues, or at any time thereafter, and no acceptance by Beneficiary of payment of Indebtedness in default shall constitute a waiver of any default then existing and continuing or thereafter occurring.

NATURE AND SUCCESSION OF AGREEMENTS. Each of the provisions, covenants and agreements contained herein shall inure to the benefit of, and be binding on, the heirs, executors, administrators, successors, grantees, and assigns of the parties hereto, respectively, and the term "Beneficiary" shall include the owner and holder of the Note.

LEGAL ENFORCEABILITY. No provision of this instrument, the Note or any other Loan Documents shall require the payment of interest or other obligation in excess of the maximum permitted by law. If any such excess payment is provided for in any Loan Documents or shall be adjudicated to be so provided, the provisions of this paragraph shall govern and Grantor shall not be obligated to pay the amount of such interest or other obligation to the extent that it is in excess of the amount permitted by law.

LIMITATION OF LIABILITY. Notwithstanding any provision contained herein to the contrary, the personal liability of Grantor shall be limited as provided in the Master Loan Agreement.

CAPTIONS. The captions contained herein are for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect this instrument.

GOVERNING LAW. This instrument, the interpretation hereof and the rights, obligations, duties and liabilities hereunder shall be governed and controlled by the laws of the state of California.

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

REQUEST FOR NOTICE. Pursuant to California Government Code Section 27321.5(b), Grantor hereby requests that a copy of any notice of default and a copy of any notice of sale given pursuant to this instrument be mailed to Grantor at the address set forth herein.

IN WITNESS WHEREOF, this instrument has been executed by the Grantor as of the day and year first above written.

                                   BMR - 9885 TOWNE CENTRE DRIVE LLC,
                                   a Delaware limited liability company

                                   By: BioMed Realty, L.P., a Maryland limited partnership, its sole member

                                         By:   BioMed Realty Trust, Inc.,
                                               a Maryland corporation, its
                                               general partner

                                               By:   /s/ Gary A. Kreitzer
                                                   -----------------------------
                                                     Gary A. Kreitzer,
                                                     Executive Vice President

STATE OF CALIFORNIA                      )
                                         )ss.
COUNTY OF SAN DIEGO                      )

On December ____, 2004, before me, _______________________, personally appeared Gary Kreitzer personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature _______________________________
_________________________________________
Name (typed or printed)
Notary                                   My Commission expires:_________________

This instrument was prepared by Sally J. Lewis, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.

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